AMERICAN INDEPENDENCE FUNDS TRUST
(“Trust”)

SUPPLEMENT DATED JANUARY 26, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2017 AS SUPPLEMENTED THROUGH JANUARY 22, 2018

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND

(Ticker Symbols: RMAIX, AARMX, ACRMX)

On January 23, 2018, W.E. Donoghue & Co., LLC (“WEDCO”), the interim sub-adviser to Manifold Fund Advisors, LLC (“Adviser”) on behalf of the American Independence Global Tactical Allocation Fund (“Fund”), resigned as interim sub-adviser effective as of March 24, 2018. Through the end of this sixty (60) day period, WEDCO shall continue to provide the Adviser with its advice and recommendations and the Adviser shall continue to determine (i) what investments shall be purchased, held, sold or exchanged for the Fund and (ii) what portion, if any, of the assets of the Fund shall be held in cash or money market instruments.

The Adviser shall continue to be responsible for the day to day management of the Fund’s assets and all transactions regarding the investment and reinvestment of Fund’s assets will continue to be made by the Adviser. In this regard, the Adviser utilizes a number of research providers and other sources of information to assess fundamental market and macro economic factors to systematically manage the Fund’s asset allocations. Charles McNally, the portfolio manager of the Fund, will continue to be responsible for management of the Fund’s assets.

To effect this change, the Summary Prospectus, the Prospectus and the Statement of Additional Information (“SAI”) are hereby revised to remove all disclosure that states or implies that the interim sub-adviser (i) is able to enter into transactions with respect to the Fund and its assets, or (ii) is responsible for the day to day management of the investment and reinvestment of the Fund’s assets. In addition, the Prospectus and SAI are hereby revised to delete any disclosure that states or implies that JA Forlines, LLC (which was merged with and into WEDCO as of December 31, 2017) is responsible for making specific decisions about buying, selling and holding the portfolio securities of the Fund or selecting broker-dealers to be used by the Fund. Further, the Prospectus and SAI are hereby revised to delete all disclosure that states or implies that John Forlines is the portfolio manager primarily responsible for the day to day management of the Fund. Finally, the Prospectus and SAI are hereby revised to state, where appropriate, that the Adviser is solely responsible for (i) the day to day management of the Fund and its assets and (ii) entering into portfolio transactions on behalf of the Fund and its assets.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE